SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


Date of Report (earliest event reported):  March 2, 2005


                         NEWTEK BUSINESS SERVICES, INC.
                         ------------------------------
               (Exact name of issuer as specified in its charter)


           New York                     001-16123              11-504638
-------------------------------     ----------------      -------------------
(State or other jurisdiction of     (Commission file       (I.R.S. Employer
incorporation or organization)           number)          Identification No.)



100 Quentin Roosevelt Blvd., Garden City, NY           11530
--------------------------------------------        ----------
(Address of principal executive offices)            (Zip Code)



Issuer's telephone number, including area code:  (516) 390-2260
                                                 --------------

                              Newtek Capital, Inc.
                              --------------------
                                  (Former Name)

                           FORWARD-LOOKING STATEMENTS

         This current Form 8-K contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are intended to be covered by the safe harbors created thereby. The words "believe," "will be able," "anticipate," "estimate," "project," "should," "will," "expect," "continue," "intend" or similar words are intended to identify forward-looking statements. Such statements involve risks and uncertainties that exist in the operations and business environment of Newtek Business Services, Inc., that could render actual outcomes and results materially different than expected or predicted. Our forward-looking statements are based on assumptions about many factors, including, but not limited to: changes in interest rates or the general economy of the markets in which we operate; economic, technological or regulatory changes affecting the businesses conducted and to be conducted by us; our ability to employ and retain qualified employees; changes in government regulations that are applicable to our regulated small business lending; our ability to identify and complete acquisitions and successfully integrate the businesses we acquire; changes in the demand for our services; the degree and nature of competition; and general volatility of the capital markets and the market price of our common stock. While we believe that our assumptions are reasonable at the time forward-looking statements were made, we caution that it is impossible to predict the actual outcome of numerous factors and, therefore, readers should not place undue reliance on such statements. Forward-looking statements speak only as of the date they are made and we undertake no obligation to update such statements in light of new information or otherwise.

ITEM 12  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On March 2, 2005 Newtek Business Services, Inc. issued a press release concerning the results of its operations for the year ended December 31, 2004. For the year, it reported gross revenue of $70.1 million and net earnings of $0.35 per diluted share. Pursuant to the requirements of Item 12 of Form 8-K, Newtek has furnished this press release by attaching a copy as Exhibit 99.1, hereto.


                                   SIGNATURES

         In accordance with the requirements of the Exchange Act, the registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                NEWTEK BUSINESS SERVICES, INC.


Date: March 2, 2005                             /s/ Barry Sloane
                                                ----------------------------
                                                Barry Sloane
                                                Chairman of the Board, Chief
                                                Executive Officer and

                                                 [NEWTEK BUSINESS SERVICES LOGO]

FOR IMMEDIATE RELEASE

      NEWTEK BUSINESS SERVICES REPORTS RECORD REVENUE & NET INCOME FOR 2004
                    Beats Street EPS Consensus by $.03/Share

NEW YORK, N.Y. - MARCH 2, 2005 - Newtek Business Services, Inc. (NASDAQ: NKBS) www.newtekbusinessservices.com), a provider of business services and financial products to the small to medium-sized business market, today announced earnings of $0.35 per diluted share for the year ended December 31, 2004, compared to $0.37 per diluted share in 2003. After tax net income increased from $9.6 million in 2003 to $10.6 million in 2004. Excluding extraordinary gains, the company earned $0.35 per diluted share for the year ended December 31, 2004, compared to $0.36 per diluted share in 2003. Revenue for the year increased 15.9% to $70.1 million from $60.5 million in the prior year. The decline in EPS was caused by the sale of 6.45 million shares through a registered stock offering.

Barry Sloane, chairman and CEO, stated, "Revenues increased by 15.9% from 2003 to 2004 with revenues in our underlying business segments also growing strongly. Merchant services and small business lending revenues both grew by 204%, and 40%. Web hosting, small business finance and merchant services earned pre tax net income of $2.1 million, $2.6 million and $1.2 million respectively, up from a loss of $169,000 the year prior. Newtek's reported EPS of $.35 per share exceeding Wall Street consensus EPS estimate of $.32 per share by 9%.

Putting aside the financial success, we are most satisfied with the progress of our underlying businesses. We are at the beginning of our business model and do not believe we are close to displaying our potential. This growth has created a smooth transition into our business model as a direct distributor of business services and financial products into the small to medium-sized business market. Using SBA estimates and demographics, we believe this market is 23 million clients and growing. We look forward to developing our brand beyond its existing 45,000 small to medium-sized business clients."

The company will discuss its results in more detail, including guidance for 2005, during its shareholder conference call this afternoon at 4:10 EST, which is accessible by dialing 1-800-659-2037 and providing the pass code 61536308. Listeners are encouraged to ask any questions that they may have during the call. The conference call will also be broadcasted over the Internet through Newtek's website at www.newtekbusinessservices.com. To listen to the webcast live, please go to Newtek's website approximately 15 minutes prior to the call to download any audio software which may be necessary. For those who miss the live broadcast, a replay will be available on the website approximately one hour after the call.

ABOUT NEWTEK BUSINESS SERVICES, INC.

Newtek Business Services, Inc. is a premier provider of business services and financial products to the small to medium-sized business market. Newtek's core brands are:

o NEWTEK SMALL BUSINESS FINANCE: U.S. government-guaranteed small business lending services;
o   NEWTEK MERCHANT SOLUTIONS: electronic merchant payment processing solutions;
o NEWTEK INSURANCE AGENCY: customized insurance products provided through Keyosk;
o   NEWTEK IT SERVICES: complete information technology solutions;
o   CRYSTALTECH WEB HOSTING: comprehensive web site services;
o   NEWTEK FINANCIAL INFORMATION SYSTEMS: outsourced digital bookkeeping; and
o   NEWTEK TAX SERVICES: tax filing, preparation and advisory services.

THE STATEMENTS IN THIS RELEASE MAY CONTAIN FORWARD LOOKING STATEMENTS RELATING TO SUCH MATTERS AS ANTICIPATED FUTURE BUSINESS STRATEGIES AND FINANCIAL
PERFORMANCE, ANTICIPATED FUTURE NUMBER OF CUSTOMERS, BUSINESS PROSPECTS, LEGISLATIVE DEVELOPMENTS AND SIMILAR MATTERS. THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 PROVIDES A SAFE HARBOR FOR FORWARD LOOKING STATEMENTS. IN ORDER TO COMPLY WITH THE TERMS OF THE SAFE HARBOR, NEWTEK BUSINESS SERVICES, INC. NOTES THAT A VARIETY OF FACTORS COULD CAUSE ITS ACTUAL RESULTS TO DIFFER MATERIALLY FROM THE ANTICIPATED RESULTS EXPRESSED IN THE COMPANY'S FORWARD LOOKING STATEMENTS SUCH AS INTENSIFIED COMPETITION AND/OR OPERATING PROBLEMS AND THEIR IMPACT ON REVENUES AND PROFIT MARGINS OR ADDITIONAL FACTORS AS DESCRIBED IN NEWTEK BUSINESS SERVICES' 2003 ANNUAL REPORT ON FORM 10-K AND SUBSEQUENTLY FILED REGISTRATION STATEMENTS.

CONTACTS:
Newtek Business Services
Barry Sloane
Chairman of the Board & CEO
212-356-9500
bsloane@newtekbusinessservices.com

Dave Gentry
Aurelius Consulting Group, Inc.
407-644-4256
dave@aurcg.com

                NEWTEK BUSINESS SERVICES, INC., AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS
                           DECEMBER 31, 2004 AND 2003

                                                                                DECEMBER 31,     DECEMBER 31,
                                                                                    2004             2003
                                                                               -------------    -------------
           ASSETS
           ------
Cash and cash equivalents                                                      $  50,921,982    $  33,444,611
Restricted cash                                                                    2,181,675        2,107,471
Credits in lieu of cash                                                           88,883,335       71,294,083
SBA loans receivable, net of reserve for loan losses                              34,186,047       52,050,725
Accounts receivable (net of allowances of $72,062 and $96,480, respectively)       1,561,252          469,768
Receivable from bank                                                               1,799,537        2,670,353
SBA loans held for sale                                                            2,262,035        3,619,582
Accrued interest receivable                                                          375,411          281,072
Investments in qualified businesses - equity method investments                      300,000          300,000
Investments in qualified businesses - held to maturity investments                 2,909,097        1,420,179
Structured insurance product                                                       3,216,112        3,054,705
Prepaid insurance                                                                 15,505,326       13,282,630
Prepaid expenses and other assets (net of accumulated amortization of deferred financing costs and other intangibles of $404,105 and $0,
  respectively)                                                                    4,708,865        1,907,132
Capitalized servicing assets (net of accumulated amortization of
  $486,799 and $24,545, respectively)                                              2,084,763          754,064
Furniture, fixtures and equipment (net of accumulated depreciation of
  $1,025,672 and $390,011, respectively)                                           1,958,927          670,715
Customer merchant accounts (net of accumulated amortization of $1,226,741
  and $269,380, respectively)                                                      3,850,776        3,024,298
Goodwill                                                                          11,692,776        1,832,621
                                                                               -------------    -------------
Total assets                                                                   $ 228,397,916    $ 192,184,009
                                                                               -------------    -------------
           LIABILITIES AND SHAREHOLDERS' EQUITY
           ------------------------------------
Liabilities:

 Accounts payable and accrued expenses                                         $   9,788,804    $   6,095,440
 Notes payable - certified investors                                               3,823,434        3,829,973
 Notes payable - insurance                                                         7,877,195        4,115,136
 Notes payable - other                                                               520,000        1,000,000
 Bank notes payable                                                               27,987,696       51,990,047
 Deferred revenue                                                                  1,160,286               --
 Notes payable in credits in lieu of cash                                         76,360,830       65,697,050
 Mandatorily redeemable preferred stock                                            1,500,000               --
 Deferred tax liability                                                           16,626,577       10,815,790
                                                                               -------------    -------------
 Total liabilities                                                               145,644,822      143,543,436
                                                                               -------------    -------------
 Minority interest                                                                 5,720,950        8,393,151
                                                                               -------------    -------------
 Commitments and contingencies

 Shareholders' equity:

 Preferred stock (par value $0.02 per share; authorized 1,000,000 shares,
   no shares issued and outstanding                                                       --               --
 Common stock (par value $0.02 per share; authorized 39,000,000 shares, issued and outstanding 33,873,333 and 26,209,211, not including 582,980
   shares held in escrow)                                                            677,467          524,184
 Additional paid-in capital                                                       52,858,400       26,588,400
 Unearned compensation                                                            (2,297,459)      (2,106,588)
 Retained earnings                                                                25,793,736       15,241,426
                                                                               -------------    -------------
 Total shareholders' equity                                                       77,032,144       40,247,422
                                                                               -------------    -------------
 Total liabilities and shareholders' equity                                    $ 228,397,916    $ 192,184,009
                                                                               =============    =============

                 NEWTEK BUSINESS SERVICES, INC. AND SUBSIDIARIES
                        CONSOLIDATED STATEMENTS OF INCOME
              FOR THE YEARS ENDED DECEMBER 31, 2004, 2003 AND 2002

                                                      2004            2003            2002
                                                  ------------    ------------    ------------
Revenue:
  Income from tax credits                         $ 33,564,626    $ 44,933,405    $ 30,603,046
  Electronic payment processing                     19,141,434       6,297,246       1,584,476
  Servicing fee and premium income                   5,981,576       2,701,842              --
  Web hosting                                        4,428,141              --              --
  Insurance commissions                                559,450              --              --
  Interest and dividend income                       3,834,194       4,059,321         900,127
  Other income                                       2,582,400       2,500,986       1,581,978
                                                  ------------    ------------    ------------
     Total revenue                                  70,091,821      60,492,800      34,669,627
                                                  ------------    ------------    ------------
Expenses:
  Interest                                          14,039,315      13,878,956      11,485,367
  Payroll and consulting fees                       10,842,688       8,407,347       4,564,954
  Electronic payment processing costs               12,036,282       3,684,962         632,024
  Professional fees                                  5,988,223       5,327,789       3,145,246
  Insurance                                          2,818,307       2,468,835       1,951,248
  Other than temporary decline in value of
  investments                                               --       1,996,040       1,602,365
  Equity in net losses of affiliates                        --              --         729,109
  Provision for loan losses                            205,022         473,418              --
  Goodwill impairment                                       --       1,435,232              --
   Depreciation and amortization                     2,459,381         504,175         147,681
  Other                                              5,511,274       4,246,309       2,893,657
                                                  ------------    ------------    ------------
     Total expenses                                 53,900,492      42,423,063      27,151,651
                                                  ------------    ------------    ------------

Income before minority interest, provision
for income taxes and extraordinary items            16,191,329      18,069,737       7,517,976

Minority interest                                      890,352      (1,598,040)       (335,324)
                                                  ------------    ------------    ------------

Income before provision for income taxes and
  extraordinary items                               17,081,681      16,471,697       7,182,652
Provision for income taxes                          (6,529,371)     (7,089,639)     (2,657,410)
                                                  ------------    ------------    ------------

Income before extraordinary items                   10,552,310       9,382,058       4,525,242
Extraordinary gain on acquisition of minority
  interests                                                 --              --         907,766

Extraordinary gain on acquisition of a business             --         186,729       2,735,243
                                                  ------------    ------------    ------------

Net income                                        $ 10,552,310    $  9,568,787    $  8,168,251
                                                  ------------    ------------    ------------

Weighted average common shares outstanding
  Basic                                             30,067,737      25,777,147      24,183,501
  Diluted                                           30,378,697      26,177,274      24,293,540

Income per share after extraordinary gain
  Basic                                           $        .35    $        .37    $        .34
  Diluted                                         $        .35    $        .37    $        .34

Income per share before extraordinary gain
  Basic                                           $        .35    $        .36    $        .19
  Diluted                                         $        .35    $        .36    $        .19

                NEWTEK BUSINESS SERVICES, INC., AND SUBSIDIARIES
                                SEGMENT FOOTNOTE

                                          FOR THE YEAR    FOR THE YEAR     FOR THE YEAR
                                             ENDED           ENDED            ENDED
                                          DECEMBER 31,    DECEMBER 31,     DECEMBER 31,
                                              2004           2003             2002
                                         -------------   -------------    -------------
Revenue
    SBA Lending                          $  10,337,820   $   7,390,079    $          --
    Electronic payment processing           19,141,434       6,297,246        1,584,476
    Web hosting                              4,428,141              --               --
    Capco & other                           36,184,426      46,805,475       33,115,151
                                         -------------   -------------    -------------
    Total                                $  70,091,821   $  60,492,800    $  34,669,627

Income (loss) before provision for
  income taxes and extraordinary
  items
    SBA Lending                          $   2,615,650   $     751,287    $          --
    Electronic payment processing            1,238,578        (920,469)      (1,258,665)
    Web hosting                              2,077,394              --               --
    Capco & other                           11,150,059      16,640,879        8,441,317
                                         -------------   -------------    -------------
    Total                                $  17,081,681   $  16,471,697    $   7,182,652

Depreciation and Amortization
    SBA Lending                          $     836,682   $      50,740    $          --
    Electronic payment processing              705,036         312,836           58,299
    Web hosting                                587,006              --               --
    Capco & other                              330,657         140,599           89,382
                                         -------------   -------------    -------------
    Total                                $   2,459,381   $     504,175    $     147,681

INTERCOMPANY Revenue eliminated above
    SBA Lending                          $          --   $          --    $          --
    Electronic payment processing              805,591         485,633           86,092
    Web hosting                                     --              --               --
    Capco & other                            2,223,626       1,551,503        1,157,655
                                         -------------   -------------    -------------
    Total                                $   3,029,217   $   2,037,136    $   1,243,747

INTERCOMPANY Expenses eliminated above
    SBA Lending                          $     889,674   $     256,320    $          --
    Electronic payment processing            1,349,069         950,874          495,159
    Web hosting                                     --              --               --
    Capco & other                              790,474         709,459          748,588
                                         -------------   -------------    -------------

    Total                                $   3,029,217   $   1,916,653    $   1,243,747

                                        AT DECEMBER 31,  AT DECEMBER 31,  AT DECEMBER 31,
                                             2004             2003             2002
                                         -------------   -------------    -------------
Identifiable Assets
    SBA Lending                          $  48,839,937   $  64,738,750    $          --
    Electronic payment processing            3,507,162       7,308,940        5,119,864
    Web hosting                             12,367,893              --               --
    Capco & other                          163,682,924     120,136,319      163,934,874
                                         -------------   -------------    -------------
    TOTAL                                $ 228,397,916   $ 192,184,009    $ 169,054,738
                                         -------------   -------------    -------------